                              Goldman Sachs Funds






JAPANESE EQUITY FUND                 Annual Report   January 31, 1999

                                     Capital growth potential

                                     through a diversified

                                     portfolio of Japanese stocks.






                                                                  [LOGO] Goldman
                                                                         Sachs

GOLDMAN SACHS JAPANESE EQUITY FUND

   Market Overview

   Dear Shareholder,

   Early in the 12-month period ended January 31, 1999, a series of bankruptcy announcements aggravated investor concern over the state of Japan's financial condition. What followed was a year marked by fluctuating investor sentiment and weak equity market performance.

        . Japan's Equity Market Turns In Weak Performance -- Late in 1997, stock prices fell sharply as investors' concerns over a financial crisis were aggravated by a series of bankruptcy announcements. As 1998 progressed, investor sentiment improved on a number of occasions, on the back of hopes that fiscal stimulus packages were in the offing. However, because of weaker-than-anticipated domestic demand and globally intensifying deflationary pressure, corporate fundamentals continued to deteriorate over the summer. The market lost its vigor and, by October, had fallen to its lowest level since the decade began. At period end, though, the market was able to gain most of its losses when an announcement by Japan's banks to accept public moneys for capital enhancement calmed investors' concerns over a credit squeeze.

        . Market Outlook: Cautiously Optimistic That Equity Market Will Stabilize -- It may take some time until we start to see clear signs of a recovery in corporate earnings amid the current weak domestic economy. However, the government seems to be moving in the right direction by engineering cuts in taxes, budgeting larger public spending and putting more pressure on banks to clear bad debt problems. Also, a number of Japanese companies, including those that had been reluctant to take any drastic steps to restructure their business, have finally come to grips with their problems and are ready to take measures to restore profitability and improve efficiency. This may mean that once corporate revenues stop declining further, there could be a substantive pick-up in bottom-line earnings for next year.

           Presently, the main risks to the Japanese economy and the equity market are currency movement and a potential slowdown in the U.S. economy. However, as investors' outlook for corporate profit improves, we believe the equity market is likely to stabilize and move upward.

           We encourage you to maintain your long-term investment program, and look forward to serving your investment needs in the years ahead.

           Sincerely,

           /s/ David B. Ford                         /s/ John P. McNulty

           David B. Ford                             John P. McNulty
           Co-Head,                                  Co-Head,
           Goldman Sachs Asset                       Goldman Sachs Asset
            Management International                  Management International

           February 26, 1999


------------------
 . NOT FDIC
  INSURED

 . May Lose Value

 . No Bank
  Guarantee
------------------

                                              GOLDMAN SACHS JAPANESE EQUITY FUND

Fund Basics

as of January 31, 1999




Assets Under Management

   $21.5 Million

 Number of Holdings

       54


  NASDAQ SYMBOLS

  Class A Shares

      GSJAX

  Class B Shares

      GSJBX

  Class C Shares

      GSJCX

Institutional Shares

      GSJIX

  Service Shares

      GSJSX

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------

 Inception (May 1,1998)-         Fund Total Return               TOPIX
 January 31,1999                (without sales charge)(1)        (USD)(2)
---------------------------------------------------------------------------
 Class A                        10.60%                           4.96%
 Class B                        10.30%                           4.96%
 Class C                        10.40%                           4.96%
 Institutional                  11.06%                           4.96%
 Service                        10.43%                           4.96%
--------------------------------------------------------------------------------

(1)The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the investment of dividends and other distributions.
(2)The Tokyo Price Index (TOPIX) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.


--------------------------------------------------------------------------------
 CUMULATIVE TOTAL RETURN (WITH SALES CHARGE)/3/
--------------------------------------------------------------------------------


 For the period ended 12/31/98      Class A          Class B          Class C       Institutional       Service
------------------------------------------------------------------------------------------------------------------
 Last 6 months                       5.64%            6.63%           10.73%          12.18%/4/        11.86%/4/
 Since inception                     4.54%            5.40%            9.50%          11.06%/4/        10.63%/4/
 (5/1/98)
------------------------------------------------------------------------------------------------------------------

/3/ The Cumulative Total Return (with sales charge) is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, and the assumed deferred sales charge for Class B shares (5% maximum declining to 1% in the sixth year) and Class C shares (1% if redeemed within 12 months of purchase) The public offering price of the Class A shares on December 31, 1998 was $11.70 and represents the NAV plus the maximum sales charge of 5.5%.

/4/ Cumulative Total Return as of 12/31/98.


--------------------------------------------------------------------------------
 TOP 10 COMPANY HOLDINGS AS OF 1/31/99
--------------------------------------------------------------------------------

 Company Holding              % of Total Net Assets         Line of Business
--------------------------------------------------------------------------------
 NTT Mobile Communications            3.3%                  Telecommunications
 Mitsui Marine & Fire                 2.9%                  Insurance
 Yamanouchi Pharmaceutical            2.7%                  Pharmaceuticals
 Toppan Forms Company Ltd.            2.7%                  Printing
 TDK Corp.                            2.7%                  Consumer Goods
 Rohm Co.                             2.6%                  Electronics
 Mitsui Mining & Smelting             2.6%                  Mining
 Minebea Co.                          2.6%                  Electronics
 Bank of Tokyo Mitsibishi             2.5%                  Banking
 Kirin Brewery Ltd.                   2.5%                  Beer
--------------------------------------------------------------------------------

 The top 10 holdings may not be representative of the Fund's future investments. Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS JAPANESE EQUITY FUND

   Performance Overview

   Dear Shareholder,

   We are pleased to report on the performance of the Goldman Sachs Japanese Equity Fund for the period since the Fund began operations, on May
   1, 1998, through January 31,1999.

                          Performance Review

                          Over the period, the Fund's Class A, B, C,
                          Institutional and Service shares generated returns, without sales charges, of 10.60%, 10.30%, 10.40%,
                          11.06% and 10.43%, respectively. These returns outperformed the 4.96% return of the Fund's benchmark, the Tokyo Price Index (TOPIX).

                          The portfolio's favorable relative performance was primarily due to successful stock selection. Good performers were Kita-Kyushu Coca Cola, one of 17 bottlers in Japan, which rose 49% during the period, and Benesse Corp., a major provider of correspondence education courses, which advanced 46% over the same period.

                          Sector Allocation

                          As of January 31, 1999, the Fund held large positions in services, electronics parts, and business machines. It is important to note that the Fund's sector weightings are the result of our bottom-up stock selection process, rather than sector-based decisions.

                          Portfolio Highlights

                       . NTT Mobile Communications -- NTT Mobile is a dominant player in Japan's fast-growing cellular market. The company listed in October as part of the government's attempt to further deregulate telephone and telecommunications industries. Its earnings before depreciation cost are expected to double over the next seven years, at a much faster rate than most domestic companies.

                       . Toppan Forms Company Ltd.-- Toppan Forms, which listed in March, is the largest business forms company in Japan. In particular, the company's data print service seems promising as an increasing number of local offices and utility companies turn to outsourcing as a means of direct mailing and billing to large numbers of individuals.

                       . TDK Corp.-- TDK, an electronics components manufacturer, is among the portfolio's top 10 holdings. While the company's traditional components business is suffering from a weak audiovisual market on a global basis, the company is likely to capitalize on its competitiveness as a producer of the next generation of hard-disk drive (HDD) heads, the demand for which is increasing among HDD makers.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND




INVESTMENT
PROCESS OVERVIEW

The investment process
for the Goldman Sachs
Japanese Equity Fund
combines both qualitative
and quantitative analysis,
with an emphasis on
portfolio manager input.

      Company Visits
      --------------
     Internal Research
     -----------------
    Return Expectations


      ---------------
      Stock Selection
      ---------------


      ----------------
         Portfolio
        Construction
      ----------------

     . Stock & Industry
       Views Relative
       to Benchmark


     ------------------
      Portfolio Review
         & Analysis
     ------------------
     . Performance
       Measurement
       & Attribution

     . BARRA
     . Risk Analysis


Portfolio Outlook

Since the outlook on corporate earnings for next year onward remains uncertain, the Fund will maintain a relatively large exposure to defensive stocks that are expected to show resilient earnings over the next two years. In addition, we will continue to favor companies whose managers have announced credible business restructuring plans to restore medium-term profitability. Although such restructuring measures will likely depress short-term earnings, these steps have the potential to enhance the medium-term value of these companies. It is also becoming evident that the deterioration in the domestic economy seems to have eased since late last year. As we gain a clearer view of corporate earnings recovery, we will increase our exposure to more economic-sensitive companies.

We thank you for your investment and look forward to your continued confidence.



Goldman Sachs Japanese Equity Team

Tokyo
February 26, 1999

GOLDMAN SACHS JAPANESE EQUITY FUND

   The Goldman Sachs Advantage

   Founded in 1869,Goldman,Sachs & Co.is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

               Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

               What Sets Goldman Sachs Funds Apart?


                                   Resources and Relationships

                   Our porfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.


                                       In-Depth Research

                   Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.


                                       Risk Management

                   In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.


               To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND

Performance Summary
January 31, 1999


 The following graph shows the value, as of January 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5% for Class A shares and contingent deferred sales charges of 5.0% and 1.0% for Class B and Class C, respectively, and at NAV for the Institutional and Service Classes) on May 1, 1998 (commencement of operations) of the Goldman Sachs Japanese Equity Fund. For comparative purposes, the performance of the Fund's benchmark (the Tokyo Price Index ("Topix")) is shown. This performance data represents past per-formance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctua-tions will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

--------------------------------------------------------------------------------
 Japanese Equity Fund's Lifetime Performance
--------------------------------------------------------------------------------

 Growth of a $10,000 Investment, Distributions Reinvested May 1, 1998 to January 31, 1999

                                                      Japanese       Japanese
            Japanese      Japanese      Japanese    Equity Fund-   Equity Fund-
          Equity Fund-  Equity Fund-  Equity Fund-  Institutional    Service
            Class A        Class B      Class C        Class          Class       TOPIX
          ----------------------------------------------------------------------------------
5/1/98      9,450         10,000        10,000        10,000         10,000         10,000
5/98        9,367          9,910         9,910         9,910          9,910          9,544
6/98        9,348          9,890         9,890         9,900          9,900          9,629
7/98        9,537         10,080        10,080        10,100         10,090          9,443
8/98        8,894          9,400         9,400         9,420          9,410          8,499
9/98        8,620          9,110         9,110         9,140          9,120          8,266
10/98       9,480         10,020        10,020        10,060         10,020          9,612
11/98       9,991         10,550        10,580        10,610         10,560         10,047
12/98      10,454         11,040        11,050        11,106         11,063         10,404
1/99       10,454         10,530        10,940        11,106         11,043         10,495

  ----------------------------------------------------------------------------
  Aggregate Total Return through January 31, 1999(a)           Since Inception
  ----------------------------------------------------------------------------
  Class A
  Excluding sales charges                                               10.60%
  Including sales charges                                                4.54%
  ----------------------------------------------------------------------------
  Class B
  Excluding contingent deferred sales charges                           10.30%
  Including contingent deferred sales charges                            5.30%
 -----------------------------------------------------------------------------
  Class C
  Excluding contingent deferred sales charges                           10.40%
  Including contingent deferred sales charges                            9.40%
 -----------------------------------------------------------------------------
  Institutional Class                                                   11.06%
 -----------------------------------------------------------------------------
  Service Class                                                         10.43%
 -----------------------------------------------------------------------------


 (a) All classes commenced operations May 1, 1998.

GOLDMAN SACHS JAPANESE EQUITY FUND
Statement of Investments
January 31, 1999

  Shares  Description                                                    Value
 Common Stocks - 94.8%
  Japan - 94.8%
  4,300   Aiful Corp. (Financial Services)                          $   285,419
  25,900  Aiphone Co. (Wire & Cable Products)                           227,732
  45,000  Bank of Tokyo Mitsubishi (Banking)                            536,098
  8,000   Benesse Corp. (Commercial Services)                           493,082
  18,000  Bridgestone Corp. (Tires & Rubber)                            395,673
  18,000  Canon, Inc. (Computers/Office)                                390,242
  34,000  Citizen Watch Co. (Consumer Goods)                            226,559
  50,000  Dai Ichi Kangyo Bank (Banking)                                305,590
  10,500  Familymart Co. (Retail--Convenience)                          514,116
  12,000  Fuji Photo Film Ltd.
          (Entertainment & Leisure)                                     443,774
  25,000  Inaba Denkisangyo (Electronics)                               212,275
  7,600   Ito En Ltd. (Food & Beverages)                                370,812
  21,000  Kao Corp. (Consumer Goods)                                    425,413
  44,000  Kirin Brewery Ltd. (Alcohol)                                  534,425
  8,400   Kita-Kyushu Coca Cola (Food--Wholesale)                       302,677
  17,000  Kokuyo Company Ltd. (Computers/Office)                        256,454
  7,000   Konami Co. (Software)                                         216,629
  5,600   Matsumotokyoshi (Retail)                                      207,577
  14,600  Meitec Corporation (Business Services)                        358,691
  50,000  Minebea Co. (Electronics)                                     555,579
  11,100  Ministop Co. Ltd. (Retail--Food Chains)                       277,488
  8,000   Minolta Co.
          (Photo Equipment and Supplies)                                 43,102
  22,800  Misumi Corporation (Metal Products)                           432,395
  56,000  Mitsubishi Corp. (Wholesale Trade)                            321,503
  56,000  Mitsui Co. (Trading/Wholesale)                                336,468
  119,000 Mitsui Marine & Fire (Insurance)                              615,491
  114,000 Mitsui Mining & Smelting
          (Mining--Metals/Minerals)                                     566,045
  40,000  NGK Insulators Ltd. (Diversified Industrial
          Manufacturing)                                                475,497
  4,800   Nintendo Company Ltd.
          (Entertainment & Leisure)                                     446,877
  26      Nippon Telephone & Telegraph Corp. (Telecommunications)       210,232
  80      NTT Data Corp. (Telecommunications)                           399,293
  17      NTT Mobile Communications* (Utilities)                        718,072
  5,100   Oriental Land Co. Ltd. (Real Estate)                          237,404
  7,700   Riso Kagaku Corp.
          (Office Equipment and Supplies)                               311,969
  6,000   Rohm Co. (Electronics)                                        566,355
  2,100   Ryohin Keikaku Co. Ltd.
          (Retail--Department Stores)                                   274,255
  38,000  Sanken Electric Co. (Electronics)                             172,958
  24,000  Sankyo Company Ltd. (Pharmaceuticals)                         502,737
  40,000  Sanwa Bank (Banking)                                          385,156
  4,000   Secom Co. (Business Services)                                 320,331
  67,000  Sekisui Chemical Co. Ltd. (Building Materials &
          Construction)                                                 432,016
  5,900   SMC Corp. (Machinery)                                         437,904
  2,200   Sony Corp. (Electronics & Other Electrical Equipment)         160,252

  Shares Description                                        Value
 Common Stocks - (continued)
  Japan - (continued)
  52,000 Sumitomo Bakelite (Chemical Products)         $   380,570
  7,400  Takefuji Corp. (Financial Services)               509,047
  7,000  TDK Corp. (Consumer Goods)                        576,872
  33,700 THK Co. (Machine Tools)                           493,858
  1,600  Toho Co. (Retail)                                 217,922
  35,000 Toppan Forms Company Ltd. (Printing)              580,794
  52,000 Toyo Kohan Company Ltd.
         (Metal Products)                                  179,303
  19,000 Yamanouchi Pharmaceutical (Pharmaceuticals)       581,440
  42,000 Yamatake Honeywell
         (Electronics--Instrumentation)                    392,828
  20     Yoshinoya Co. (Restaurants)                       256,885
  31,000 Yoshitomi Pharmaceuticals
         (Health & Medical Services)                       327,087
 ------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $18,450,764)                                   $20,399,223
 ------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $18,450,764)(a)                                $20,399,223
 ------------------------------------------------------------------
  Federal Income Tax Information:
  Gross unrealized gain for investments in which
  value exceeds cost                                    $2,435,570
  Gross unrealized loss for investments in which
  cost exceeds value                                      (566,171)
 ------------------------------------------------------------------
  Net unrealized gain                                   $1,869,399
 ------------------------------------------------------------------

  * Non-income producing security.
 (a) The aggregate cost for federal income tax purposes is $18,529,824.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.


6    The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND

                                        As a % of
                                 total net assets

  Common Stock Industry Concentrations
  Alcohol                                    2.5%
  Banking                                    5.7
  Building Materials & Construction          2.0
  Business Services                          3.2
  Chemical Products                          1.8
  Commercial Services                        2.3
  Computers/Office                           3.0
  Consumer Goods                             5.8
  Diversified Industrial Manufacturing       2.2
  Electronics                                7.1
  Electronics--Instrumentation               1.8
  Electronics & Other Electrical Equipment   0.7
  Entertainment & Leisure                    4.1
  Financial Services                         3.7
  Food--Wholesale                            1.4
  Food & Beverages                           1.7
  Health & Medical Services                  1.5
  Insurance                                  2.9
  Machine Tools                              2.3
  Machinery                                  2.0
  Metal Products                             2.8
  Mining--Metals/Minerals                    2.6
  Office Equipment and Supplies              1.4
  Pharmaceuticals                            5.0
  Photo Equipment and Supplies               0.2
  Printing                                   2.7
  Real Estate                                1.1
  Restaurants                                1.2
  Retail                                     2.0
  Retail--Convenience                        2.4
  Retail--Department Stores                  1.3
  Retail--Food Chains                        1.3
  Software                                   1.0
  Telecommunications                         2.8
  Tires & Rubber                             1.8
  Trading/Wholesale                          1.6
  Utilities                                  3.3
  Wholesale Trade                            1.5
  Wire & Cable Products                      1.1
 ------------------------------------------------
  TOTAL COMMON STOCK                        94.8%
 ------------------------------------------------


The accompanying notes are an integral part of these financial statements.     7

GOLDMAN SACHS JAPANESE EQUITY FUND
Statement of Assets and Liabilities
January 31, 1999

 Assets:

  Investment in securities, at value (identified cost
  $18,450,764)                                                      $20,399,223
  Cash, at value                                                        864,810
  Receivables:
  Investment securities sold, at value                                  112,584
  Dividends and interest, at value                                        6,245
  Fund shares sold                                                      157,210
  Forward foreign currency exchange contracts, at value                  46,519
  Reimbursement from investment adviser                                 113,187
  Deferred organization expenses, net                                    12,857
  Other assets                                                              706
 -------------------------------------------------------------------------------
  Total assets                                                       21,713,341
 -------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased, at value                              14,636
  Fund shares repurchased                                                86,419
  Amounts owed to affiliates                                             27,560
  Forward foreign currency exchange contracts, at value                  20,407
  Accrued expenses and other liabilities, at value                       42,056
 -------------------------------------------------------------------------------
  Total liabilities                                                     191,078
 -------------------------------------------------------------------------------

  Net Assets:
  Paid-in capital                                                    19,528,426
  Accumulated distributions in excess of net investment loss            (34,385)
  Accumulated net realized gain on investment and foreign
  currency related transactions                                          86,542
  Net unrealized gain on investments and translation of assets
  and liabilities denominated in foreign currencies                   1,941,680
 -------------------------------------------------------------------------------
  NET ASSETS                                                        $21,522,263
 -------------------------------------------------------------------------------

                                                      Class A Class B Class C
 ----------------------------------------------------------------------------
  Total shares of beneficial interest outstanding,
  $.001 par value (unlimited shares authorized)       758,945 129,373  25,718
  Net asset value, offering and redemption price per
  share(a)                                             $11.06  $11.03  $11.04
 ----------------------------------------------------------------------------

                                                        Institutional Service
 ----------------------------------------------------------------------------
  Total shares of beneficial interest outstanding,
  $.001 par value (unlimited shares authorized)             1,028,740     161
  Net asset value, offering and redemption price
  per share                                                    $11.10  $11.04
 ----------------------------------------------------------------------------

 (a) Maximum public offering price per share for Class A shares is $11.70 (NAV per share X 1.0582). At redemption, Class B and Class C shares are sub-ject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

8  The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND
Statement of Operations
For the Period Ended January 31, 1999(a)

  Investment income:
  Dividends(b)                                                   $   41,835
  Interest                                                           29,405
 ---------------------------------------------------------------------------
  Total income                                                       71,240
 ---------------------------------------------------------------------------
  Expenses:
  Management fees                                                   122,901
  Custodian fees                                                     70,999
  Professional fees                                                  67,079
  Transfer agent fees                                                57,528
  Registration fees                                                  56,865
  Distribution and service fees(c)                                   26,592
  Trustee fees                                                        7,430
  Amortization of deferred organization expenses                      2,288
  Other                                                              58,884
 ---------------------------------------------------------------------------
  Total expenses                                                    470,566
 ---------------------------------------------------------------------------
  Less -- expenses reimbursed and fees waived by Goldman Sachs     (312,353)
 ---------------------------------------------------------------------------
  Net expenses                                                      158,213
 ---------------------------------------------------------------------------
  NET INVESTMENT LOSS                                               (86,973)
 ---------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment and foreign currency transactions:
  Net realized gain (loss) from:
  Investment transactions                                           172,306
  Foreign currency related transactions                             (31,721)
  Net change in unrealized gain on:
  Investments                                                     1,948,459
  Translation of assets and liabilities denominated in foreign
  currencies                                                         (6,779)
 ---------------------------------------------------------------------------
  Net realized and unrealized gain on investment and foreign
  currency transactions                                           2,082,265
 ---------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $1,995,292
 ---------------------------------------------------------------------------

 (a)  The Fund commenced operations on May 1, 1998.

 (b)  Taxes withheld on dividends were $7,382.
 (c) Class A, Class B and Class C had distribution and service fees of $19,466, $5,736 and $1,390, respectively.

The accompanying notes are an integral part of these financial statements.    9

GOLDMAN SACHS JAPANESE EQUITY FUND
Statement of Changes in Net Assets
For the Period Ended January 31, 1999(a)

  From operations:
  Net investment loss                                              $   (86,973)
  Net realized gain on investment and foreign currency related
  transactions                                                         140,585
  Net change in unrealized gain on investments and translation of
  assets and liabilities denominated in foreign currencies           1,941,680
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from operations               1,995,292
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  In excess of net investment income
  Institutional shares                                                  (6,204)
 ------------------------------------------------------------------------------
  Total distributions to shareholders                                   (6,204)
 ------------------------------------------------------------------------------
  From share transactions:
  Net proceeds from sales of shares                                 23,719,687
  Cost of shares repurchased                                        (4,186,512)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from share transactions      19,533,175
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                                    21,522,263
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of period                                                       --
 ------------------------------------------------------------------------------
  End of period                                                    $21,522,263
 ------------------------------------------------------------------------------
  Accumulated distributions in excess of net investment loss       $   (34,385)
 ------------------------------------------------------------------------------

 (a) The Fund commenced operations on May 1, 1998.

10  The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND
Notes to Financial Statements
January 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Japanese Equity Fund (the "Fund"). At January 31, 1999, the Japanese Equity Fund offered five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the mean between the closing bid and asked price. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker / dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quota-tions are available are valued at the last sale price on the valuation date or, if no sale occurs at the mean between the most recent bid and asked pric-es. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quota-tions are not readily available, are valued at fair value using methods ap-proved by the Board of Trustees of the Trust.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

GOLDMAN SACHS JAPANESE EQUITY FUND
Notes to Financial Statements (continued)
January 31, 1999

 D. Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total re-turn. All commitments are "marked-to-market" daily at the applicable transla-tion rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or ex-tinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 E. Short Securities Position -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 F. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book / tax differences that may exist as well as timing differences associated with having different book and tax year ends.
   The Fund had approximately $103,000 at October 31, 1998 (the Fund's tax year) of capital loss carryforward expiring in 2006 for federal tax purposes. This amount is available to offset future capital gains to the extent permit-ted by applicable laws or regulations.

 G. Deferred Organization Expenses -- Organization-related costs are amortized on a straight-line basis over a period of five years.

 H. Expenses -- Expenses incurred by the Trust which do not specifically re-late to an individual Fund of the Trust are allocated to the Funds based on a straight-line or prorata basis depending upon the nature of the expense.
   Class A, Class B and Class C shares bear all expenses and fees relating to distribution and authorized dealer service plans. Effective September 1, 1998 each class of shares of the Fund separately bears its respective class spe-cific transfer agency fees. Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND
 I. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 J. Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker, an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, de-pending on the fluctuations in the value of the contracts, and are recorded as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tracts may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

GOLDMAN SACHS JAPANESE EQUITY FUND
Notes to Financial Statements (continued)
January 31, 1999

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement ("the Agreement"), Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs Asset Management ("GSAM"), serves as the investment adviser to the Fund. Un-der the Agreement, GSAMI, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund. For the period ended January 31, 1999, the adviser has agreed to waive $5,000 of its management fee. The adviser may discontinue or modify this waiver in the future at its discretion.
   The adviser voluntarily agreed to limit certain "Other Expenses" (excluding management fees, distribution and service fees, taxes, interest, brokerage, litigation, Service share fees, indemnification costs and other extraordinary expenses) through August 31, 1998 to the extent such expenses exceed .10% of the average daily net assets of the Fund. Effective September 1, 1998, this expense limitation was modified to .01% (excluding management fees, distribu-tion and service fees, transfer agent fees, taxes, interest, brokerage, liti-gation, Service share fees, indemnification costs and other extraordinary expenses). Goldman Sachs has reimbursed approximately $307,000 for the period ended January 31, 1999.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $5,000 for the period ended January 31, 1999.
   Prior to September 1, 1998, the Trust, on behalf of the Fund, had adopted Distribution Plans (the "Distribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs was entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Prior to September 1, 1998, the Trust, on behalf of the Fund, had also adopted Authorized Dealer Service Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. The Fund paid a fee under the Dealer Service Plans equal, on an annual basis, up to .25% of its average daily net assets attributable to Class A, Class B and Class C shares.
   Effective September 1, 1998, the Distribution Plans and Dealer Service Plans were combined into Distribution and Service Plans. Under the Distribu-tion and Service Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .50%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Ef-fective September 1, 1998, the fees charged for such transfer agent services are calculated daily and payable monthly at an annual rate as follows: 0.19%
 of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of January 31, 1999, the amounts owed to affiliates were approximately $18,000, $5,000 and $5,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures transactions) for the period ended January 31, 1999, were $26,811,045 and $8,532,587, respectively.
   For the period ended January 31, 1999, Goldman Sachs earned approximately $9,000 of brokerage commissions from portfolio transactions.
   At January 31, 1999, the Fund had the following outstanding forward foreign currency exchange contracts:

                                                 Value on
 Forward Foreign Currency                       Settlement Current Unrealized
 Sale Contracts                                    Date     Value     Gain
 ----------------------------------------------------------------------------
 Japanese Yen
  expiring 2/10/99                                 $33,044 $32,383       $661
 ----------------------------------------------------------------------------
 TOTAL FORWARD FOREIGN CURRENCY SALE CONTRACTS     $33,044 $32,383       $661
 ----------------------------------------------------------------------------

   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At January 31, 1999, the Fund had sufficient cash and securities to cover any commitments under these contracts.
   The Fund has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" of $46,519 ($45,858 of realized gains relating to forward foreign currency ex-change contracts closed but not settled as of January 31, 1999 and $661 of unrealized gains relating to open forward foreign currency contracts as deta-iled in the table above) and $20,407 (comprised of $20,407 of realized losses relating to forward foreign currency exchange contracts closed but not set-tled as of January 31, 1999), respectively, in the accompanying Statement of Assets and Liabilities.

GOLDMAN SACHS JAPANESE EQUITY FUND
Notes to Financial Statements (continued)
January 31, 1999

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the period ended January 31, 1999, the Fund did not have any borrowings under these facilities.

 6. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund reclassified $4,749 from paid-in capital to accumulated distributions in excess of net investment loss and $54,043 from accumulated net realized gain on investment and foreign currency related transactions to accumulated distributions in excess of net investment loss. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

 7. OTHER MATTERS

 As of January 31, 1999, the Goldman Sachs Group LP was the beneficial owner of approximately 52% of the outstanding shares of the Fund.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND

 8. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the period ended January 31, 1999 is as follows(a):

                          Shares      Dollars
 ---------------------------------------------
 Class A Shares
 Shares sold             974,018  $ 9,912,925
 Shares repurchased     (215,073)  (2,211,327)

                         758,945    7,701,598
 ---------------------------------------------
 Class B Shares
 Shares sold             143,378    1,452,502
 Shares repurchased      (14,005)    (144,559)

                         129,373    1,307,943
 ---------------------------------------------
 Class C Shares
 Shares sold             197,598    2,047,960
 Shares repurchased     (171,880)  (1,830,626)

                          25,718      217,334
 ---------------------------------------------
 Institutional Shares
 Shares sold           1,028,740   10,304,702

                       1,028,740   10,304,702
 ---------------------------------------------
 Service
 Sales                       161        1,598

                             161        1,598
 ---------------------------------------------
 NET INCREASE          1,942,937  $19,533,175
 ---------------------------------------------

 (a) The Fund commenced operations on May 1, 1998.


 Goldman Sachs Japanese Equity Fund -- Tax Information (unaudited)

   For its fiscal year ended January 31, 1999, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $.0411 per share all of which is attributable to qualified passive income. The total amount of taxes paid by the Fund to such countries was $.0062 per share. A separate notice containing the country by country compo-nents of these totals has been previously mailed to shareholders.

GOLDMAN SACHS JAPANESE EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

                                              Income from
                                       investment operations(d)      Distributions to shareholders
                                      --------------------------- -----------------------------------
                                                   Net realized                           From net
                                                  and unrealized                        realized gain
                                                     gain on                            on investment
                            Net asset            investments and             In excess   and foreign
                             value,      Net         foreign       From net    of net     currency    Net increase
                            beginning investment currency related investment investment    related    in net asset
                            of period    loss      transactions     income     income   transactions     value
 FOR THE PERIOD ENDED JANUARY 31,
  1999 - Class A Shares
  (commenced May 1, 1998)    $10.00     $(0.06)       $1.12           --          --          --         $1.06
  1999 - Class B Shares
  (commenced May 1, 1998)     10.00      (0.08)        1.11           --          --          --          1.03
  1999 - Class C Shares
  (commenced May 1, 1998)     10.00      (0.09)        1.13           --          --          --          1.04
  1999 - Institutional
  Shares (commenced May 1,
  1998)                       10.00      (0.02)        1.13           --       (0.01)         --          1.10
  1999 - Service Shares
  (commenced May 1, 1998)     10.00      (0.05)        1.09           --          --          --          1.04
 -----------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Annualized.
 (c) Not annualized.
 (d) Includes the balancing effect of calculating per share amounts.

18  The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND

                                                                Ratios assuming no voluntary waiver
                                                                   of fees or expense limitations
                                                                -----------------------------------

                                                   Ratio of
                        Net assets   Ratio of   net investment      Ratio of           Ratio of
Net asset               at end of  net expenses    loss to        expenses to     net investment loss       Portfolio
value, end    Total       period    to average   average net        average         to average net          turnover
of period   return(a)   (in 000s)   net assets      assets         net assets            assets               rate
  $11.06      10.60%(c)  $ 8,391       1.64%(b)     (1.20)%(b)        4.18%(b)        (3.74)%(b)            53.29%(c)
   11.03      10.30(c)     1,427       2.15(b)      (1.76)(b)         4.69(b)         (4.30)(b)             53.29(c)
   11.04      10.40(c)       284       2.15(b)      (1.69)(b)         4.69(b)         (4.23)(b)             53.29(c)
   11.10      11.06(c)    11,418       1.03(b)      (0.36)(b)         3.57(b)         (2.90)(b)             53.29(c)
   11.04      10.43(c)         2       1.53(b)      (0.68)(b)         4.07(b)         (3.22)(b)             53.29(c)
----------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS JAPANESE EQUITY FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust--Japanese Equity Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Japanese Equity Fund, one of the portfolios constituting Goldman Sachs Trust--Equity Funds (a Delaware Business Trust), including the statement of investments, as of January 31, 1999, and the related statement of operations, the statement of changes in net assets and the financial high-lights for the period presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibil-ity is to express an opinion on these financial statements and the financial highlights based on our audit.

 We conducted our audit in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of January 31, 1999 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Japanese Equity Fund as of January 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period presented, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

 Boston, Massachusetts
 March 19, 1999

                                                      GOLDMAN SACHS FUND PROFILE



Goldman Sachs Japanese Equity Fund



               An Investment Idea for the Long Term

               History has shown that a long-term plan that includes international stocks can help provide greater protection against market volatility over time than a portfolio that invests only in U.S. stocks.

               Goldman Sachs Japanese Equity Fund provides investors access to the benefits associated with international market diversification. The Fund seeks long-term capital appreciation through equity securities of Japanese companies.

               Target Your Needs

               The Goldman Sachs Japanese Equity Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.(*) (Please note: in general, greater returns are associated with greater risk.)



--------------------------------------------------------------------------------
 Goldman Sachs Funds

 Goldman Sachs Funds offers more
 than 30 investment options for
 global diversification across borders,
 investment styles, asset classes and
 security capitalizations.


                          ASSET ALLOCATION SPECIALTY

--------------------------------------------------------------------------------
Higher Risk/Return                                           Lower Risk/Return
--------------------------------------------------------------------------------
  INTERNATIONAL           DOMESTIC              FIXED               MONEY
  EQUITY                  EQUITY                INCOME              MARKET
 . Goldman Sachs
  Japanese
  Equity Fund




 For More Information
 To learn more about the Goldman Sachs Japanese Equity Fund and other Goldman Sachs Funds, call your investment professional today.

/*/ The exchange privilege is subject to termination and its terms are subject to change.

   GOLDMAN SACHS ASSET MANAGEMENT     ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK,
                                NEW YORK 10004



TRUSTEES                               OFFICERS
Ashok N. Bakhru, Chairman              Douglas C. Grip, President
David B. Ford                          Jesse H. Cole, Vice President
Douglas C. Grip                        James A. Fitzpatrick, Vice President
John P. McNulty                        Anne E. Marcel, Vice President
Mary P. McPherson                      Nancy L. Mucker, Vice President
Alan A. Shuch                          John M. Perlowski, Treasurer
Jackson W. Smart, Jr.                  Philip V. Giuca, Jr., Assistant Treasurer
William H. Springer                    Michael J. Richman, Secretary
Richard P. Strubel                     Howard B. Surloff, Assistant Secretary
                                       Valerie A. Zondorak, Assistant Secretary


GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England

Visit our internet address: www.gs.com/funds



This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Asia Growth Fund's Emerging Markets Equity Fund's and International Equity Fund's investment in securities of foreign issuers and foreign currencies entails certain risks not customarily associated with investing in securities of U.S. issuers quoted in U.S. dollars. In particular, the securities market of emerging countries in which the Funds may invest without limit are less liquid, are subject to greater price volatility, have smaller market capitalizations, have problems with share registration and custody, have less government regulation, and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

Asia Growth Fund's Japanese Equity Fund's International Small Cap Equity Fund's European Equity Fund's and CORE International Equity Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. Compared with domestic securities markets, foreign markets may be less liquid, more volatile and less subject to government regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates or both. Concentration of the Japanese Equity and Asia Growth Fund's assets in one or a few countries and currencies will subject the Fund to greater risk than if a Fund's assets were not geographically concentrated.

An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that any money market fund will be able to maintain a net asset value of $1.00 per share.





Copyright 1999 Goldman, Sachs & Co. All rights reserved. Date of first use:
March 31, 1999                                                  JAPANAR/8K/3-99